Exhibit 99.1

FOR IMMEDIATE RELEASE

Timberline Drills Primary Copper Porphyry Mineralization, and Expands Copper Oxide Zone at Elder Creek Project, Battle Mountain District, Nevada

Coeur d’Alene, Idaho – January 8, 2020 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) reports that it drilled a long interval of copper-silver porphyry-style mineralization in the initial test of the Morning Glory Hill target at the Elder Creek project in the Battle Mountain district of Nevada. Reverse circulation (“RC”) hole RCEC 19-05 intercepted 305 feet (ft) (93 meters (m)) grading 0.25% Cu, 0.08 g/t Au, and 9 g/t Ag and bottomed in mineralization at 555 ft (169 m) because of limitations of the drill rig within intensely silicified rock. Additionally, three RC holes further delineated a broad area of thick, near-surface copper oxide mineralization at the Valmy Pit target area of the project.  Timberline has the right to acquire a 65% interest in the 16 square mile (41 km2) Elder Creek property through an earn-in agreement with McEwen Mining Inc. The Company is actively seeking a strategic partner for Elder Creek.

Steven Osterberg, Timberline’s President and CEO commented, “The recently-completed drill holes at Elder Creek further define a large mineralized copper-gold-silver porphyry system with multiple intrusive and mineralizing events.  We have already identified six priority target areas over only a small portion of the porphyry system. Three of these targets have been tested by initial drill holes, most of which bottomed in long intervals of porphyry-related mineralization. Elder Creek is a unique opportunity for a significant discovery in an active mining jurisdiction with excellent infrastructure.”

Morning Glory Hill Target

RCEC19-05 tested an area of outcropping mineralized porphyry breccia on Morning Glory Hill. The breccia is coincident with large IP resistivity and chargeability high anomalies (Figures 1, 2 and 3). Assay results are summarized in Table 1. The mineralized interval is intensely altered with silica (quartz), sericite, and chlorite and contains from 2% to >10% disseminated sulfides including pyrite, chalcopyrite, and minor molybdenite. Silver has a strong positive correlation with copper values.

Copper mineralization in RCEC19-05 and in nearby historic hole 98EC-07 (18 m @ 0.45% Cu, and 6 m @ 0.57% Cu) appears associated with coincident high IP and high resistivity geophysical signatures (Figure 3) likely due to the disseminated sulfides and pervasive silicification, respectively.

Table 1.  Summary of Elder Creek Drilling Assay Results by Target Area

Drill Hole	From (feet)	To (feet)	Total (feet)	From (meters)	To (meters)	Total (meters)	Cu (%)	Mo (ppm)	Au (g/t)	Ag (g/t)
Morning Glory Hill Target
RCEC19-05	75	250	175	22.9	76.2	53.4	0.03	181	0.017	4
	250	555 TD	305	76.2	169.2 TD	93.0	0.25	122	0.083	9
including:	255	345	90	77.7	105.2	27.4	0.34	141	0.138	14
	255	265	10	77.7	80.8	3.0	0.74	69	0.280	38
98EC-07 (historic)	135	455	320	41.2	138.7	97.5	0.23	Historic; No Data
including:	375	435	60	114.3	132.6	18.3	0.45

	135	155	20	41.2	47.3	6.1	0.57

RCEC 19-01	270	1960 TD	1690	82.3	597.6 TD	515.3	0.07	212	-	2
including:	475	680	205	144.8	207.3	62.5	0.12	222	-	4
	1115	1180	65	339.9	359.8	19.9	0.25	181	-	5
	1615	1630	15	492.4	497.0	7.6	0.21	233	-	5
Quartz-Sulfide Breccia Target
CCEC 18-02	840	1497 TD	657	256.1	456.4 TD	200.3	0.15	730	-	4
including:	1313.5	1360	46.5	400.5	414.6	14.2	1.20	0.31%	0.13	26
Valmy Pit Target
RCEC 18-01	0	500 TD	500	0	152.4 TD	152.4	0.21	145	-	3
including:	160	270	110	48.8	82.3	33.5	0.44	181	-	5
including:	195	210	15	59.5	64.0	4.6	0.55	132	0.33	13

RCEC 19-02	85	270	185	25.9	82.3	56.4	0.22	-	-	3
	415	565 TD	150	126.5	172.2 TD	45.7	0.16	-	-	3

RCEC 19-03	0	405 TD	405	0	123.5 TD	123.5	0.16	-	-	2
including:	0	100	100	0	30.5	30.5	0.20	-	-	5

RCEC 19-04	0	30	30	0	9.2	9.2	0.19	-	-	6
	150	165	15	45.7	50.3	4.6	0.34	-	-	9
*True thickness of drill intercepts is unknown; **TD: drill hole total depth *** see below section “Sampling Methodology, Chain of Custody, Quality Control and Quality Assurance” for protocols

Valmy Pit Target

RCEC19-02, 03 & 04, totaling 1,470 ft (448 m) (see Table 1), were drilled to offset and expand the mineralization identified in RCEC 18-01 (Figure 1) which averaged 0.21% Cu over its entire 500 ft (152 m) length, including 110 ft (34 m) grading 0.44% Cu. RCEC19-02 contained intercepts of 185 ft (56 m) grading 0.22% Cu and 150 ft (46 m) grading 0.16% Cu, while RCEC 19-03 averaged 0.16% Cu across its entire 405 ft (124 m) length. Each drill hole bottomed in mineralization with drilling terminated due to intense silica alteration and groundwater. These holes extended the footprint of the shallow copper oxide mineralization at the Valmy Pit target area to approximately 575 ft (175 m) by 400 ft (122 m). The mineralization remains open in all directions and to depth, where it transitions to sulfide mineralization.

Exploration Plans

Given the magnitude of the opportunity at Elder Creek, the Company is actively seeking a strategic partner to explore this areally huge porphyry system. Only a small portion of the system has been evaluated to date. The three target areas that have been drilled contain substantial Cu ± Mo-Ag-Au prophyry mineralization. Future objectives include offsetting and deepening these drill holes, and identifying and testing new targets.

Figure 1.  Elder Creek Property Geology, IP Geophysics, Drilling, and Target Areas

Text
N
RCEC18-01
33.5 m @
0.44% Cu,
5 g/t Ag
RCEC 19-02,
19-03,
19-04
Valmy
Pit
Morning Glory
Hill
RCEC 19-05
Copper Sulfides in
QSP-altered
Porphyry
93 m @ 0.25% Cu,
0.083 g/t Au, 9 g/t Ag
Quartz-Sulfide
Breccia
CCEC18-02
14.2 m @
1.20% Cu,
0.31% Mo,
0.13 g/t Au,
26 g/t Ag
98EC-07
18 m @ 0.45% Cu
6 m @ 0.57% Cu
RCEC19-01,
stockwork veined
QSP-altered Prophyry
1,690 ft (515 m) @
731 ppm Cu
Deep Cu-Mo
Porphyry
QS-Breccia Fault
Elder Creek Fault
Copper-Gold Hills
Gracie
Copper-Gold
0
0.25
0.5
Miles
0
500
1,000
Meters
Fault
Breccia
Colluvium
Porphyry
Granodiorite
Valmy Formation
Harmony Formation
Propose Drill Holes
Figures 2 Detail
2018 IP Anomaly Area
Porphyry-style Quartz Veins
Hydrothermal Biotite (mod-str)
Priority Target Areas
2018/2019 Drill Holes
Historic Drill Holes
Open-direction of IP Anomaly
Timberline
RESOURCES
Elder Creek Project
Geology, Alteration & Drill Sites
Scale: 1 inch = 1,500 feet
Date: 1/5/2020
Datum: NAD 1983 UTM Zone 11N
Document Name: 20200105 Elder Creek_Geol-Altn-PDHs

Figure 2.  Elder Creek Priority Target Areas, IP Anomaly, Structures, Drilling Results

L4800N
Valmy Pit
RCEC 19-02, 19-03, 19-04
RCEC18-01
33.5 m @
0.44% Cu,
5 g/t Ag
L4400N
Chargeability
60
58
55
53
51
49
47
44
42
40
38
36
33
31
29
27
25
22
20
msec
L4000N
Morning Glory Hill
W
L3800N
E
RCEC 19-05
Copper Sulfides in QSP-altered
93 m @ 0.25% Cu,
0.083 g/t Au, 9 g/t Ag
CCEC18-02
657 ft (200.3 m) @
0.15% Cu, 0.07% Mo,
including:
46.5 ft (14.2 m) @
1.2% Cu
0.31% Mo
0.126 g/t Au
25.5 g/t Ag
Quartz-Sulfide Breccia
Elder Creek Fault
RCEC19-01
stockwork veined
QSP-altered Prophyry
1,690 ft (515 m) @
731 ppm Cu
Deep Cu-Mo Porphyry
Copper-Gold Hills
0
200
400
600
800
Meters
0
1,000
2,000
Feet
N
W E IP/Restivity Section Line (Figure 3)
2018/2019 Drill Holes
2020 Proposed Drill Holes
2018 IP Anomaly Area
2018 Completed IP Lines
Porphyry-style Quartz Veins
Elder Creek Claim Area
Timberline RESOURCES
Elder Creek Project
IP, 2-D Inversion, 1,300 m elevation
Scale: 1 inch = 906 feet
Date: 1/5/2020
Datum: NAD 1983 UTM Zone 11N
Document Name: 20200104 Elder Creek_1300m IP

Figure 3.  Elder Creek L3800N Geology and Drill Holes, and IP/Resistivity Cross Section

N
W
E
L4000N
L3800N
L3600N
Primary Cu Porphyry Breccia
QS Breccia
98EC-07
18 m @ 0.45% Cu
6 m @ 0.57% Cu
RCEC19-05
Copper Sulfides in QSP-altered Porphyry
93 m @ 0.25% Cu, 0.083 g/t Au, 9 g/t Ag
CCEC18-02
46.5 ft (14.2 m) @ 1.2% Cu, 0.31% Mo 0.126 g/t Au, 25.5 g/t Ag
RCEC19-01
stockwork veined QSP-altered Porphyry 1,690 ft (515 m) @ 731 ppm Cu

W
IP Resistivity
L3800N
E
RCEC19-05
98EC-07
250
240
231
222
213
205
197
189
182
175
168
161
155
149
143
137
132
127
122
117
113
108
104
100
ohm-m
1800
1700
1600
1500
1400
1300
1200
1100
1000
900

W
IP Chargeability
L3800N
E
RCEC19-05
98EC-07
60
58
55
53
51
49
47
44
42
40
38
36
33
31
29
27
25
22
20
msec
18 m @ 0.45% Cu
6 m @ 0.57% Cu
Copper Sulfides in QSP-altered Porphyry
93 m @ 0.25% Cu, 0.083 g/t Au, 9 g/t Ag
1900
1800
1700
1600
1500
1400
1300
1200
1100
1000
900

Proposed Drill Hole Trace
Fault
Breccia
2018 IP Anomaly Area
Porphyry-style Quartz Veins
2018/2019 Drill Holes
Priority Target Areas

0 200 400 Meters

0 1,000 2,000 Feet

Timberline RESOURCES

Elder Creek Project

Geology, IP/Resistivity & Drill Targeting

Scale:	Date: 1/5/2020

Datum: NAD 1983 UTM Zone 11N

Document Name: 20200105 Elder Creek_L3800 IPwGeology

Elder Creek Property: Timberline’s Elder Creek copper-gold, and adjacent Paiute properties lie within the prolific Battle Mountain District of Nevada, approximately 11 miles (18 km) north of Newmont’s Phoenix mining complex. Data compiled from over 40-plus years of exploration on the property includes only limited shallow (typically less than 500 ft (152 m)), historic drilling in the pronounced magnetic low and along the north and northeastern of magnetic high donut zone targeted primarily at gold. Geologic and geophysical characteristics, and rock geochemical sampling results evident at Elder Creek (see press release dated June 18, 2018 at http://timberlineresources.co/press-releases/) are common to major porphyry copper deposits. Three primary target areas have been identified to date at Elder Creek.

Further technical details of the Company’s Elder Creek project may be viewed at: http://timberlineresources.co/projects/ElderCreek/.

Sampling Methodology, Chain of Custody, Quality Control and Quality Assurance: Samples of reverse circulation cuttings were collected at the drill rig at 5 feet intervals under the supervision of a Company representative and transported to ALS in Nevada for analyses.  Samples were assayed for gold by Fire Assay of a 30 gram (1 assay ton) charge with an AA finish (ALS code Au-AA23).  Samples were also assayed for a 48 multi-element using four acid ICP-MS (code ME-MS61). “Over-limits” were re-assayed using 4-acid Aqua regia digestion and ICP or AAS finish (code Cu-OG62).

Steven Osterberg, Ph.D., P.G., Timberline’s President and Chief Executive Officer, is a Qualified Person as defined by National Instrument 43-101 and has reviewed and approved the technical contents of this release.  Mr. Osterberg is not considered independent of the Company as defined in Section 1.5 of NI 43-101.  Drill intercepts are reported as drill thicknesses; true widths of intercepts are unknown.

About Timberline Resources: Timberline Resources Corporation is focused on advancing district-scale gold exploration and development projects in Nevada. These include the Lookout Mountain joint venture project with PM & Gold Mines operated by Timberline and the Windfall project, both in the Eureka district, as well as being operator of both the Paiute joint venture project with Nevada Gold Mines, and the Elder Creek joint venture with McEwen Mining, both in the Battle Mountain district.  All of these properties lie on the prolific Battle Mountain-Eureka gold trend.  Timberline also owns the Seven Troughs property in Northern Nevada, which is one of the state's highest-grade former producers.   Timberline has increased its owned and controlled mineral rights in Nevada to over 43 square miles (27,500 acres).  Detailed maps and NI 43-101 estimated resource information for the Eureka property may be viewed at http://timberlineresources.co/.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

Forward-looking Statements: Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These include, but are not limited to, statements regarding the advancement of projects, and exploration potential.  When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. There are no assurances that the Company will complete the earn-in on the Elder Creek project as contemplated or at all. Factors that could cause or contribute to risks involving forward-looking statements include, but are not limited to, changes in the Company’s business and other factors, including risk factors discussed in the Company's Form 10-Q for the quarter ended June 30, 2018.  Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Steven A. Osterberg

President and CEO

Tel:   208-664-4859

E-mail:  info@timberline-resources.com

Website: www.timberline-resources.com